SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 January 5, 2005
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Washington                   0-26542                  91-1141254
(State or Other Jurisdiction  (Commission file number)      (I.R.S. Employer
     of Incorporation)                                    Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

(b)(c) Effective January 7, 2005, Anne M. Mueller is resigning as the principal accounting officer and treasurer of Redhook Ale Brewery, Incorporated (the "Company"). Lorri L. Jones, the Company's Controller, has been appointed principal accounting officer effective January 8, 2005.

Ms. Jones, 40, joined the Company as Controller in July 2004. Prior to joining the Company, Ms. Jones served as Controller for Eldec Corporation, a subsidiary of Crane Corporation, from 2003 to 2004, and in various positions in the finance department from 1996 to 2003. Ms. Jones received her Bachelor's degree in Accounting from Central Washington University in 1994. She is a licensed CPA in the State of Washington.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REDHOOK ALE BREWERY, INCORPORATED



Dated:  January 6, 2005             By: /s/ DAVID J. MICKELSON
                                        ---------------------------------
                                            David J. Mickelson
                                            Executive Vice President,
                                            Chief Financial Officer and
                                            Chief Operating Officer




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